UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2009

Sino Shipping Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-9064	84-0789885
(State or Other Juris-	(Commission File No.)	(IRS Employer
diction of Incorporation)		Identification No.)

No. 950 Dalian Road
Hi-Shanghai 8th Building, 4th floor
Shanghai, China 200092
(Address of principal executive offices)

86-21-5595-5927
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

      Our wholly-owned subsidiary, Yongchen International Shipping Limited (“Yongchen”), was party to a time charter contract (the “Charter Agreement”), dated January 4, 2008, with Yong Heng Shipping Limited (“Yong Heng”). Pursuant to the Charter Agreement, Yongchen in-chartered the vessel Heng Shun for a period of three years at a rate of US $28,000 per day. On January 9, 2009, Yongchen and Yong Heng agreed to terminate the Charter Agreement.

SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2009	Sino Shipping Holdings Inc.

	By: /s/	Xinyu Zhang
Xinyu Zhang, CEO